                                 July 20, 1995

C. Dennis Scott, President
HomeTown Buffet, Inc.
9171 Towne Centre Drive
Suite 575
San Diego, CA  92122

Dear Mr. Scott:

         Summit Family Restaurants Inc. understands that HomeTown Buffet, Inc. waives the requirement that the seventeenth HomeTown Buffet Restaurant location be opened on or before December 31, 1995 as required by Item II Development, paragraph 1, of the Multiple Unit Agreement dated October 9, 1991 as amended by the First and Second Amendments dated January 3, 1992, June 23, 1992, respectively, and the letter amendment dated November 30, 1993. Summit understands that HomeTown Buffet, Inc. will allow Summit Family Restaurants Inc. until June 30, 1996 to open the seventeenth location. Also, Summit understands that all other requirements of the development schedule in the Multiple Unit Agreement remain in effect. Please indicate your agreement with the above by signing where indicated below.

         If you have any questions, please contact me.

                                        Very Truly Yours,
                                        SUMMIT FAMILY RESTAURANTS INC.


                                        /s/ Charlotte L. Miller
                                        ---------------------------------------
                                        Charlotte L. Miller
                                        Senior Vice President, General Counsel

CLM:dj
cc:  Don M. McComas



                                        /s/ C. Dennis Scott
                                        --------------------------------------
                                        C. Dennis Scott, President
                                        HomeTown Buffet, Inc.